                                                                    EXHIBIT 99.4



                           LAMAR ADVERTISING COMPANY
        UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS


     The following sets forth unaudited pro forma condensed consolidated financial information for the Company. The unaudited pro forma condensed consolidated statements of earnings for the year ended December 31, 1997 and for the six month period ended June 30, 1998 give effect to the acquisition of Outdoor Communications, Inc. as if the transaction had occurred on January 1, 1997.

     For purposes of the pro forma financial information (i) the statement of earnings of the Company for its fiscal year ended December 31, 1997 has been combined with the statement of earnings of Outdoor Communications, Inc. for the same period, (ii) the statement of earnings of the Company for the six month period ended June 30, 1998 has been combined with the statement of earnings of Outdoor Communications Inc. for the same period and (iii) the balance sheet of the Company as of June 30, 1998 has been combined with the balance sheet of Outdoor Communications Inc. as of June 30, 1998.

     The unaudited pro forma condensed consolidated financial statements give effect to the acquisition under the purchase method of accounting. The pro forma adjustments are described in the accompanying notes and are based on preliminary estimates and certain assumptions that management of the Company believes reasonable under the circumstances.

     The unaudited pro forma condensed consolidated financial statements have been prepared by the Company's management. The unaudited pro forma data are not designed to represent and do not represent what the Company's results of operations or financial position would have been had the aforementioned acquisition been completed on or as of the dates assumed, and are not intended to project the Company's results of operations for any future period or as of any future date. The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the audited and unaudited consolidated financial statements and notes of the Company and Outdoor Communications, Inc. included elsewhere or incorporated herein by reference.

                            LAMAR ADVERTISING COMPANY
    UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF EARNINGS (LOSS)
                          YEAR ENDED DECEMBER 31, 1997
                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                                          PRO FORMA
                                                                                      PRO FORMA           COMBINED
                                                     LAMAR            OCI            ADJUSTMENTS         AS ADJUSTED
                                                   -----------      -----------      -----------         -----------
Revenues, net                                          201,062           51,218                0             252,280
                                                   -----------      -----------      -----------         -----------

                                                       201,062           51,218                0             252,280
                                                   -----------      -----------      -----------         -----------

Direct advertising expenses                             63,390           17,673                0              81,063
General and administrative expenses                     45,368           14,167           (3,515)(2)          56,020
Depreciation and Amortization                           48,037           12,917           16,403 (3)          77,357
                                                   -----------      -----------      -----------         -----------
                                                       156,795           44,757           12,888             214,440
                                                   -----------      -----------      -----------         -----------
Operating income                                        44,267            6,461          (12,888)             37,840
                                                   -----------      -----------      -----------         -----------
Other expense (income):
Interest income                                         (1,723)               0                0              (1,723)
Interest expense                                        38,230           13,163            8,252 (1)          59,645
Loss (gain) on disposition of assets                       (15)             547                0                 532
Other expenses                                             280              106                0                 386
                                                   -----------      -----------      -----------         -----------
                                                        36,772           13,816            8,252              58,840
                                                   -----------      -----------      -----------         -----------

Earnings (loss) before income taxes                      7,495           (7,355)         (21,140)            (21,000)

Income tax expense (benefit)                             4,654             (249)          (5,304)(4)            (899)
                                                   -----------      -----------      -----------         -----------
Net earnings (loss)                                      2,841           (7,106)         (15,836)            (20,101)
                                                                    ===========      ===========
Preferred stock dividends                                  365                                                   365
                                                   -----------                                           -----------
Net earnings (loss) applicable to common stock           2,476                                               (20,466)
                                                   ===========                                           ===========

Net earnings (loss) per common share               $      0.05                                           $     (0.43)
                                                   ===========                                           ===========
Weighted average number of shares outstanding       47,400,980                                            47,400,980
                                                   ===========                                           ===========

                            LAMAR ADVERTISING COMPANY
     UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF EARNINGS (LOSS)
                         SIX MONTHS ENDED JUNE 30, 1998
                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                                                         PRO FORMA
                                                                                      PRO FORMA           COMBINED
                                                      LAMAR             OCI          ADJUSTMENTS         AS ADJUSTED
                                                   -----------      -----------      -----------         -----------
Revenues, net                                          128,072           28,517                0             156,589
                                                                                                                   0
                                                   -----------      -----------      -----------         -----------
                                                       128,072           28,517                0             156,589
                                                   -----------      -----------      -----------         -----------

Direct advertising expenses                             42,439           10,686                0              53,125
General and administrative expenses                     28,224            7,549           (2,210)(2)          33,563
Depreciation and Amortization                           36,829            6,859            8,257 (3)          51,945
                                                   -----------      -----------      -----------         -----------
                                                       107,492           25,094            6,047             138,633
                                                   -----------      -----------      -----------         -----------
Operating income                                        20,580            3,423           (6,047)             17,956
                                                   -----------      -----------      -----------         -----------
Other expense (income):
Interest income                                           (236)               0                0                (236)
Interest expense                                        27,241            7,171            6,514 (1)          40,926
Loss on disposition of assets                              538              423                0                 961
Other expenses                                             121              352                0                 473
                                                   -----------      -----------      -----------         -----------
                                                        27,664            7,946            6,514              42,124
                                                   -----------      -----------      -----------         -----------

Earnings (loss) before income taxes                     (7,084)          (4,523)         (12,561)            (24,168)

Income tax expense (benefit)                            (1,423)          (2,612)          (1,328)(4)          (5,363)
                                                   -----------      -----------      -----------         -----------
Net earnings (loss)                                     (5,661)          (1,911)         (11,233)            (18,805)
                                                                    ===========      ===========
Preferred stock dividends                                  274                                                   274
                                                   -----------                                           -----------
Net earnings (loss) applicable to common stock          (5,935)                                              (19,079)
                                                   ===========                                           ===========

Net earnings (loss) per common share               $     (0.12)                                          $     (0.40)

                                                   ===========                                           ===========
Weighted average number of shares outstanding       48,080,862                                            48,080,862
                                                   ===========                                           ===========

                           LAMAR ADVERTISING COMPANY
            UNAUDITED CONDENSED CONSOLIDATED PRO FORMA BALANCE SHEET
                                 JUNE 30, 1998
                             (DOLLARS IN THOUSANDS)


                                                                             PRO FORMA          PRO FORMA
                                                    LAMAR         OCI        ADJUSTMENTS         COMBINED
                                                  ---------     ---------    -----------         --------
Cash                                                  6,435         1,542          (994) (5)         6,983
Net receivables                                      34,590         6,660             0             41,250
Other current assets                                 15,254         3,237          (294) (6)        18,197
                                                  ---------     ---------     ---------          ---------
  Total current assets                               56,279        11,439        (1,288)            66,430
                                                  ---------     ---------     ---------          ---------



Property, plant and equipment, net                  385,706        61,747        24,666  (7)       472,119
                                                  ---------     ---------     ---------          ---------



Intangibles                                         374,796        86,800       226,622  (8)       688,218
Other assets                                         15,258           529          (224) (9)        15,563
                                                  ---------     ---------     ---------          ---------
   Total assets                                     832,039       160,515       249,776          1,242,330
                                                  =========     =========     =========          =========





Current maturities of long-term debt                  3,995             0        45,007 (10)        49,002
Other current liabilities                            26,577         7,307         6,258 (11)        40,142
                                                  ---------     ---------     ---------          ---------
                                                     30,572         7,307        51,265             89,144
                                                  ---------     ---------     ---------          ---------

Long-term debt                                      540,009       143,100       196,900 (12)       880,009
Deferred income - Long term                           1,038             0             0              1,038
Other liabilities                                     3,381         5,484        (5,484)(13)         3,381
Deferred tax liability                               11,885         1,900         9,819 (14)        23,604
                                                  ---------     ---------     ---------          ---------
   Total Liabilities                                586,885       157,791       252,500            997,176
                                                  ---------     ---------     ---------          ---------


Stockholders' equity                                245,154         2,724        (2,724)(15)       245,154
                                                  ---------     ---------     ---------          ---------
   Total liabilities and stockholders' equity       832,039       160,515       249,776          1,242,330
                                                  =========     =========     =========          =========

For purposes of determining the pro forma effect of the Outdoor Communications, Inc. acquisition on the Company's Condensed Consolidated Statements of Earnings for the year ended December 31, 1997 and the six months ended June 30, 1998, the following adjustments have been made:

                                                                                         Year ended         Six months' ended
                                                                                     December 31, 1997        June 30, 1998
                                                                                     -----------------      -----------------
(1)    To eliminate historical interest expense
       in OCI's financial statements and record interest
       expense related to the debt assumed and incurred
       in the acquisition:

       Historical interest expense                                                          (13,163)               (7,171)
       Interest expense on debt assumed/incurred                                             21,415                13,685
                                                                                        -----------           -----------
                                                                                              8,252                 6,514
                                                                                        ===========           ===========

(2) To eliminate expenses related to corporate offices not retained in OCI's historical income statement and record the actual expenses that would have been incurred had the transaction taken place at the beginning of the period:

       Historical corporate expenses                                                         (3,615)               (2,260)
       Actual additional corporate expenses                                                     100                    50
                                                                                        -----------           -----------
                                                                                             (3,515)               (2,210)
                                                                                        ===========           ===========

(3)    To record incremental amortization and depreciation
       due to the application of purchase accounting.
       Depreciation and amortization are calculated using
       accelerated and straight line methods over the estimated
       useful lives of the assets.                                                           16,403                 8,257
                                                                                        ===========           ===========


(4)    To record the tax effect on pro forma statements
       for the acquisition                                                                   (5,304)               (1,328)
                                                                                        ===========           ===========


For purposes of determining the pro forma effect of the Outdoor Communications, Inc. acquisition on the Company's unaudited Condensed Consolidated Balance Sheet as of June 30, 1998, the following adjustments have been made:

                                                                                         Pro Forma
                                                                                        Adjustments
                                                                                        -----------
(5)    Cash:

       To record cash used to finance the acquisition                                          (994)
                                                                                        ===========

(6)    Other current receivables

       To reclassify deferred income taxes in order to conform
       to the Company's presentation.                                                          (294)
                                                                                        ===========


(7)    Property, Plant and Equipment, net:

       To record the increase in property, plant and equipment
       from the allocation of the purchase price for the OCI acquisition                     24,666
                                                                                        ===========

(8)    Intangibles:

       To record the increase in intangibles resulting from the
       allocation of the purchase price of the OCI acquisition                              226,622
                                                                                        ===========

(1)    Related to corporate offices not retained

 (9)   Other Assets:

       To eliminate other assets not acquired.                                                 (224)
                                                                                        ===========

(10)   Current maturities of long-term debt:

       To record the increase in short-term debt related to the
       financing of the OCI acquisition                                                      45,007
                                                                                        ===========

(11)   Other current liabilities:

       To record the net increase in accrued expenses related
       to the OCI acquisition.                                                                6,258
                                                                                        ===========

(12)   Long-term debt:

       To record the net increase in debt related to financing the OCI acquisition and the elimination of debt not assumed in the acquisition.

       Borrowings under the Credit Facility                                                 235,000
       Debt not assumed in the acquisition                                                  (38,100)
                                                                                        -----------
                                                                                            196,900
                                                                                        ===========
(13)   Other Liabilities:

       To eliminate preferred interest in a subsidiary as
       a result of the acquisition.                                                          (5,484)
                                                                                        ===========

(14)   Deferred Tax Liability:

       To record the deferred tax liability created as a
       result of the application of purchase accounting.                                     10,113

       To reclassify deferred income taxes in order to conform
       to the Company's presentation.                                                          (294)
                                                                                        -----------
                                                                                              9,819
                                                                                        ===========

(15)   Stockholders' Equity

       To eliminate OCI's historical stockholders' equity
       as a result of the acquisition                                                        (2,724)
                                                                                        ===========